UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2005

CHENIERE ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16383	95-4352386
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

717 Texas Avenue Suite 3100 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 659-1361

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On February 25, 2005, Sabine Pass LNG, L.P. (“Sabine Pass LNG”), a wholly-owned subsidiary of Cheniere Energy, Inc., closed a $822 million senior secured credit facility (“Credit Facility”) with a syndicate of 47 financial institutions. Société Générale served as the Administrative Agent and HSBC Securities (USA) Inc. served as Collateral Agent. The Credit Facility will be used to fund a substantial majority of the costs of constructing and placing into operation the Sabine Pass LNG liquefied natural gas receiving terminal in Cameron Parish, Louisiana.

In connection with the Credit Facility, the following agreements were also executed: a security agreement, pledge agreement, collateral agency agreement, operation and maintenance agreement, management services agreement and swap agreements.

The following descriptions of the agreements are not complete and are qualified in their entirety by reference to the respective agreements, copies of which are filed with this Current Report on Form 8-K and incorporated herein by reference.

Credit Agreement

Pursuant to that certain Credit Agreement, dated February 25, 2005 (the “Credit Agreement”), among Sabine Pass LNG, L.P., Société Générale, HSBC Bank USA, National Association and the Lenders named thereto, the Lenders have agreed to make funds available to Sabine Pass LNG, as the borrower, up to an aggregate of $822 million.

Borrowing Availability

Before Sabine Pass LNG may make an initial borrowing under the Credit Facility, it will be required to provide evidence that it has received an equity contribution in an amount sufficient to fund $216 million of the project costs. Unless Sabine Pass LNG decides to terminate availability earlier, the Credit Facility will be available until the earlier of one month following the commercial start date under the Terminal Use Agreement with Total LNG USA, Inc., or Total TUA, and April 1, 2009, after which time any unutilized portion of the Credit Facility will be permanently canceled. During such time, borrowings under the Credit Facility can be made no more frequently than monthly.

Repayment

The principal of loans made under the Credit Facility must be repaid in semi-annual installments commencing upon the earlier of six months following the commercial start date under the Total TUA, such date as may be specified by Sabine Pass LNG upon satisfaction of certain conditions or October 1, 2009. Loans under the Credit Facility may be prepaid voluntarily, in whole or in part, at any time without premium or penalty, except for interest hedging and interest rate breakage costs. Scheduled amortization during the repayment period will be based upon a 19-year mortgage style semi-annual amortization profile with a balloon payment due on the final maturity date, which will be February 25, 2015. The Credit Facility provides for mandatory repayments (subject to exceptions), in general, of (i) tax refunds pertaining to taxes disbursed as part of the project costs, (ii) insurance or condemnation proceeds received but not applied to restoration or repairs of the project and (iii) any net proceeds from sales of assets not used to purchase replacement assets.

Interest Rate and Fees

Borrowings under the Credit Facility bear interest at a variable rate equal to LIBOR plus the applicable margin. The applicable margin varies from 1.25% to 1.625% during the term of the Credit Facility. Interest is calculated on the unpaid principal amount outstanding and is payable semi-annually in arrears.

The Credit Facility provides for a commitment fee of 0.50% per annum on the daily committed, undrawn portion of the Credit Facility. Administrative fees must also be paid annually to the Agent and the Collateral Agent.

Covenants and Conditions

The Credit Facility contains customary conditions precedent to the initial borrowing and any subsequent borrowings, as well as customary affirmative and negative covenants. Such covenants include, but are not limited to (subject to exceptions): delivering certain information; using proceeds of the loans; causing the project to be constructed, operated and maintained substantially in accordance with law, contracts and prudent industry practice; maintaining insurance; obtaining consent for any change orders under the engineering, procurement and construction, or EPC, contract entered into with Bechtel Corporation if the amount of the change orders exceeds $5 million individually or $15 million in the aggregate; and maintaining certain interest rate hedging arrangements.

In addition, the covenants restrict the ability of Sabine Pass LNG to do the following, among other things (subject to exceptions in certain cases): make distributions if the debt service coverage ratio falls below 1.25 to 1.0; incur indebtedness or guarantees; make investments; engage in hedging other than permitted swap agreements; incur liens; materially modify any project agreements; incur certain capital expenditures; suspend the development, construction, operation or maintenance of the project; dispose of assets in excess of $2 million per year in the aggregate; enter into additional material project agreements without prior approval of the required lenders; enter into transactions with affiliates; permit any counterparty to a project agreement to substitute, diminish or replace any supporting obligation provided thereunder; change its business; or permit the debt service coverage ratio to fall below 1.15 to 1.0.

Borrowing under the Credit Facility is conditioned on, among other things:

•	evidence that all material governmental approvals necessary for construction and operation of the project have been obtained;

•	evidence that Sabine Pass LNG has received an equity contribution to fund at least $216 million of the project costs;

•	receipt by lenders of a satisfactory construction budget and schedule, independent engineer report, insurance consultant report, legal opinions, project financial projections and financial statements;

•	title insurance; and

•	all finance and significant project documents being in full force and effect without defaults.

Events of Default

The Credit Facility contains customary events of default, which are subject to customary grace periods and materiality standards, including, among others, events of default upon the occurrence of:

•	nonpayment of any amounts payable under the Credit Facility when due;

•	any representation or warranty made in connection with the Credit Facility being incorrect in any material respect when made or deemed made;

•	voluntary or involuntary bankruptcy, insolvency or reorganization of Sabine Pass LNG, its partners, the project operator, the anchor tenant or the EPC contractor;

•	entry of fines or judgments against Sabine Pass LNG for payment of an amount in excess of $5 million;

•	failure by Sabine Pass LNG to make payments on other indebtedness involving in excess of $10 million;

•	any security agreement or document under the Credit Facility ceases to create a lien on any assets securing the Credit Facility;

•	any material provision of the Credit Facility ceases to be valid and binding or enforceable;

•	abandonment of all or a material part of the project or its activities or failure to operate or maintain the project;

•	destruction or total loss of the project;

•	any rescission, cancellation, repeal, invalidation, impairment, suspension or injunction of any governmental approval;

•	failure by Cheniere Energy, Inc. to hold at least 50% of the ownership interest in Sabine Pass LNG or to control at least 50% of the votes of all classes in Sabine Pass LNG;

•	the invalidity or material impairment of any material project agreement or any default thereunder;

•	an ERISA event which could reasonably be expected to cause a material adverse effect; and

•	failure of the project to achieve substantial completion by May 1, 2009.

Security Agreement

Pursuant to that certain Security Agreement, dated February 25, 2005, among Sabine Pass LNG, the Administrative Agent and the Collateral Agent, Sabine Pass LNG granted to the Collateral Agent for the benefit of the lenders under the Credit Agreement a security interest in all of Sabine Pass LNG’s personal property to secure the obligations of Sabine Pass LNG under the Credit Facility.

If an event of default under the Credit Agreement occurs, the Collateral Agent may exercise Sabine Pass LNG’s rights in the collateral, and the Collateral Agent will have all of the rights with respect to the collateral of a secured party under the Uniform Commercial Code, including the right to sell the collateral at public or private sale. The proceeds received upon realization on the collateral shall be applied to pay any outstanding obligations of Sabine Pass LNG under the Credit Facility.

Pledge Agreement

Pursuant to that certain Pledge Agreement, dated February 25, 2005, among Sabine Pass LNG-LP, LLC and Sabine Pass LNG – GP, Inc., each a Pledgor, Sabine Pass LNG, the Administrative Agent and the Collateral Agent, each Pledgor granted the Collateral Agent for the benefit of the lenders under the Credit Agreement a security interest in each Pledgor’s partnership interest in Sabine Pass LNG to secure the obligations of Sabine Pass LNG under the Credit Facility.

If an event of default under the Credit Agreement occurs, the Collateral Agent may exercise the Pledgor’s rights in the collateral, and the Collateral Agent shall have all of the rights with respect to the collateral of a secured party under the Uniform Commercial Code, including the right to sell the collateral at public or private sale. The proceeds received upon realization on the collateral shall be applied to pay any outstanding obligations of Sabine Pass LNG under the Credit Facility.

Collateral Agency Agreement

Pursuant to that certain Collateral Agency Agreement, dated February 25, 2005, among Sabine Pass LNG, the Collateral Agent and the Administrative Agent, the Collateral Agent holds all funds and other investments of Sabine Pass LNG in the name of Sabine Pass LNG but under the exclusive control of the Collateral Agent.

A security interest is held for the benefit of the lenders under the Credit Agreement in each collateral account. Funds held in the collateral accounts are transferred from time to time at the request of Sabine Pass LNG to pay the costs associated with the construction of the project. Upon the occurrence of an event of default under the Credit Agreement, funds in the collateral accounts are to be retained for application in accordance with directions from the lenders under the Credit Agreement for payment of obligations due under the Credit Facility.

Operation and Maintenance Agreement

Pursuant to that certain Operation and Maintenance Agreement, dated February 25, 2005, between Cheniere LNG O&M Services, L.P., or the Operator, and Sabine Pass LNG, the Operator has agreed to provide all necessary services required to operate and maintain the LNG receiving facility. The agreement will remain in effect until 20 years after substantial completion of the project, unless terminated earlier pursuant to its terms including by the Collateral Agent, which may exercise its rights of a secured creditor and have the right to terminate the Operator. Prior to substantial completion of the project, Sabine Pass LNG is required to reimburse the Operator for its operating expenses and pay a fixed monthly fee of $95,000 (indexed for inflation). The fixed monthly fee will increase to $130,000 (indexed for inflation) upon substantial completion of the project, and the Operator will be entitled to a bonus equal to 50% of the salary component of labor costs.

Management Services Agreement

Pursuant to that certain Management Services Agreement, dated February 25, 2005, between Sabine Pass LNG-GP, Inc., or the Manager, and Sabine Pass LNG, Sabine Pass LNG appointed the Manager to manage the business of Sabine Pass LNG, excluding those matters provided under the O&M Agreement. The term of the agreement ends 20 years after the commercial start date set forth in the Total TUA, provided that if the Collateral Agent exercises any rights of a secured creditor, it shall have the right to terminate the Manager. Prior to substantial completion of construction of the Sabine Pass LNG receiving facility, Sabine Pass LNG is required to pay the Manager a monthly fixed fee of $340,000; thereafter, the monthly fixed fee will increase to $520,000 and be indexed to the consumer price index.

Swap Agreements

In connection with the closing of the Credit Facility, Sabine Pass LNG has entered into swap agreements with HSBC Bank USA, National Association and Société Générale, New York Branch. Under the terms of the agreements, Sabine Pass LNG will be able to hedge against rising interest rates, to a certain extent, with respect to its drawings under the Credit Facility up to a maximum amount of $700 million. The swap agreements have the effect of fixing the LIBOR component of the interest rate payable under the Credit Facility with respect to drawings under the Credit Agreement up to a maximum of $700 million at 4.49% from July 25, 2005 to March 25, 2009 and at 4.98% from March 26, 2009 through March 25, 2012. The final termination date of the swap agreements will be March 25, 2012.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

To the extent applicable, the contents of Item 1.01 above are incorporated into this Item 2.03 by this reference.

Item 9.01	Financial Statements and Exhibits

c) Exhibits

Exhibit Number	Description

10.1	Credit Agreement, dated February 25, 2005, among Sabine Pass LNG, L.P., Société Générale, HSBC Bank USA, National Association and the Lenders named thereto

10.2	Security Agreement, dated February 25, 2005, among Sabine Pass LNG, L.P., Société Générale, and HSBC Bank USA, National Association

10.3	Pledge Agreement, dated February 25, 2005, among Sabine Pass LNG-LP, LLC, Sabine Pass LNG-GP, Inc., Société Générale, Sabine Pass LNG, L.P. and HSBC Bank USA, National Association

10.4	Collateral Agency Agreement, dated February 25, 2005, among Sabine Pass LNG, L.P., HSBC Bank USA, National Association and Société Générale

10.5	Operation and Maintenance Agreement, dated February 25, 2005, between Sabine Pass LNG, L.P. and Cheniere LNG O&M Services, L.P.

10.6	Management Services Agreement, dated February 25, 2005, between Sabine Pass LNG-GP, Inc. and Sabine Pass LNG, L.P.

10.7	International Swap Dealers Association, Inc. Master Agreement and Schedules, dated February 25, 2005, between HSBC Bank USA, National Association and Sabine Pass LNG, L.P.

10.8	Confirmation, dated February 25, 2005, effective July 25, 2005, between HSBC Bank USA, National Association and Sabine Pass LNG, L.P.

10.9	Confirmation, dated February 25, 2005, effective March 25, 2009, between HSBC Bank USA, National Association and Sabine Pass LNG, L.P.

10.10	International Swap Dealers Association, Inc. Master Agreement and Schedules, dated February 25, 2005, between Société Générale, New York Branch, and Sabine Pass LNG, L.P.

10.11	Confirmation, dated February 25, 2005, effective July 25, 2005, between Société Générale, New York, and Sabine Pass LNG, L.P.

10.12	Confirmation, dated February 25, 2005, effective March 25, 2009, between Société Générale, New York, and Sabine Pass LNG, L.P.

10.13	Secured Party Addition Agreement, dated February 25, 2005, executed by HSBC Bank, National Association

10.14	Security Party Addition Agreement, dated February 25, 2005, executed by Société Générale

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHENIERE ENERGY, INC.

Date: March 2, 2005	By:	/s/ Don A. Turkleson

		Name:	Don A. Turkleson
		Title:	Senior Vice President,
Chief Financial Officer & Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	Credit Agreement, dated February 25, 2005, among Sabine Pass LNG, L.P., Société Générale, HSBC Bank USA, National Association and the Lenders named thereto

10.2	Security Agreement, dated February 25, 2005, among Sabine Pass LNG, L.P., Société Générale, and HSBC Bank USA, National Association

10.3	Pledge Agreement, dated February 25, 2005, among Sabine Pass LNG-LP, LLC, Sabine Pass LNG-GP, Inc., Société Générale, Sabine Pass LNG, L.P. and HSBC Bank USA, National Association

10.4	Collateral Agency Agreement, dated February 25, 2005, among Sabine Pass LNG, L.P., HSBC Bank USA, National Association and Société Générale

10.5	Operation and Maintenance Agreement, dated February 25, 2005, between Sabine Pass LNG, L.P. and Cheniere LNG O&M Services, L.P.

10.6	Management Services Agreement, dated February 25, 2005, between Sabine Pass LNG-GP, Inc. and Sabine Pass LNG, L.P.

10.7	International Swap Dealers Association, Inc. Master Agreement and Schedules, dated February 25, 2005, between HSBC Bank USA, National Association and Sabine Pass LNG, L.P.

10.8	Confirmation, dated February 25, 2005, effective July 25, 2005, between HSBC Bank USA, National Association and Sabine Pass LNG, L.P.

10.9	Confirmation, dated February 25, 2005, effective March 25, 2009, between HSBC Bank USA, National Association and Sabine Pass LNG, L.P.

10.10	International Swap Dealers Association, Inc. Master Agreement and Schedules, dated February 25, 2005, between Société Générale, New York, and Sabine Pass LNG, L.P.

10.11	Confirmation, dated February 25, 2005, effective July 25, 2005, between Société Générale, New York, and Sabine Pass LNG, L.P.

10.12	Confirmation, dated February 25, 2005, effective March 25, 2009, between Société Générale, New York, and Sabine Pass LNG, L.P.

10.13	Secured Party Addition Agreement, dated February 25, 2005, executed by HSBC Bank, National Association

10.14	Security Party Addition Agreement, dated February 25, 2005, executed by Société Générale

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